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                                                                   EXHIBIT 10.12

                             2001 STOCK OPTION PLAN
                                       OF
                          UNITED PETROLEUM CORPORATION

        1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a proprietary interest in the Corporation by directors and key employees of the Corporation and its Subsidiaries and other persons that make a special contribution to the success of the Company, upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations, and by providing such directors and key employees and other persons with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of directors and key employees and other persons on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

        2. Definitions. When used in this Plan, unless the context otherwise requires:

                (a) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

                (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

                (c) "Committee" shall mean the Committee hereinafter described in Section 3.

                (d) "Corporation" shall mean United Petroleum Corporation, a Delaware corporation.

                (d) "Eligible Persons" shall mean those persons described in
        Section 4 who are potential recipients of stock options.

                (f) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ National Market System or, if the Shares are not then traded on the NASDAQ National Market System, the average of the closing bid and asked prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation, and the good faith determination of the Board shall be conclusive on all parties for such purpose.

                (g) "Options" shall mean the stock options granted pursuant to this Plan.

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                (h) "Plan" shall mean this 2001 Stock Option Plan of United
        Petroleum Corporation, as such Plan from time to time may be amended.

                (i) "President" shall mean the person who at the time shall be the President of the Corporation.

                (j) "Share" shall mean a share of common stock, par value $0.01 per share, of the Corporation.

                (k) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary, as herein defined, of the Corporation.

        3. Administration. The Plan shall be administered by a Committee of the Board of Directors which shall consist of two of more directors of the Corporation. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

        Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final and conclusive on all parties. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

        4. Participants. Except as hereinafter provided, the class of persons who are potential recipients of Options granted under this Plan shall consist of the directors and employees of the Corporation or a Subsidiary or other persons that make a significant contribution to the success of the Company (including consultants, independent contractors and the like), as determined by the Committee or the Board of Directors. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee or the Board of Directors, in its sole discretion, subject, however, to the terms and conditions of this Plan.

        5. Shares. Subject to the provisions of Section 13 hereof, the Board of Directors may grant Options with respect to an aggregate of up to 650,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. If the Shares that would be issued pursuant to any Options are not issued and cease to be issuable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options.

        6. Grant of Options. The number of Options to be granted to any Eligible Person shall be determined by the Committee or the Board of Directors in its sole discretion. Nothing herein


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contained shall be construed to prohibit the issuance of Options at different times to the same person.

        The form of Option shall be determined from time to time by the Committee. A certificate of Option and/or Option agreement signed by the Chairman of the Board or the President or a Vice President of the Corporation shall be issued to each person to whom an Option is granted.

        7. Purchase Price. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee or the Board of Directors at the time of grant.

        8. Duration of Options. The duration of any Option granted under this Plan shall be fixed by the Committee or the Board of Directors at the time of grant; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the Option is granted.

        9. Exercise of Options. Except as otherwise provided herein, Options, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee or the Board of Directors.

        Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised in the following circumstances: (a) immediately upon (but prior to the expiration of the term of the Option) the holder's retirement from the Corporation and all Subsidiaries on or after his or her 65th birthday, (b) subject to the provisions of Section 12 hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or the death of the holder,
(c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration, or (d) if, during the term of an outstanding Option, there occurs a Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (x) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Exchange Act) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) direct or indirect beneficial ownership of securities of the Corporation representing 33% or more of the combined voting power of the then outstanding securities of the Corporation or (y) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Corporation that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of subsection (x), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and, for purposes of subsection (y), a Change in Control will not be deemed to occur if the assets of the Corporation are transferred (i) to an entity in which the Corporation has (directly or indirectly)


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50% ownership, or (ii) to a Person that has (directly or directly) at least 50%
ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% ownership.

     An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and Option agreement and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made in the manner permitted by the Option agreement with the holder of such Option, which may include the following: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares acquired pursuant to this Plan or any other plan maintained by the Corporation or a Subsidiary unless the holder has beneficially owned such Shares for at least six months); by providing with the Exercise Notice an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Corporation, in cash or by check payable to the order of the Corporation, to pay the full purchase price of the Shares and all applicable withholding taxes; or by such other methods as the Committee or the Board of Directors may permit from time to time.

     Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate and/or agreement in replacement of the certificate and agreement surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate and/or agreement shall be endorsed to give effect to the partial exercise thereof.

     Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

     10. Consideration for Options. The Corporation shall obtain such consideration (if any) for the grant of an Option as the Committee or the Board of Directors in its discretion may determine.

     11. Restrictions on Transferability of Options. An Option shall not be transferable otherwise than by will or the laws of descent and distribution or as provided in this Section 11. Notwithstanding the preceding, the Committee may, in its discretion, authorize a transfer of any Option, other than an Option which is an Incentive Stock Option, by the initial holder to (i) the spouse, children, step children, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, (iii) a

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corporation or partnership in which such Family Members and the initial holder are the only shareholders or partners, or (iv) such other persons or entities which the Committee or the Board of Directors may permit, subject in each case to such terms and conditions as the Committee or the Board of Directors shall approve; provided, however, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Following any transfer of such an Option, such Option shall continue to be subject to the same terms and conditions of the Option and of the Plan.

     12. Termination of Employment or Service. All or any part of any Option, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service as a director of, or consultant to, the Corporation or any Subsidiary, except that the holder shall have until the end of the tenth business day following the cessation of his employment or service with the Corporation or its Subsidiaries, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee or the Board of Directors in its sole discretion) or to death, the holder or the representative of the Estate or the heirs of a deceased holder shall have the privilege of exercising the Options which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the holder's retirement or disability, or (b) within six months of the holder's death, as the case may be. If the employment or service of any holder of an Option with the Corporation or a Subsidiary shall be terminated because of the holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as he may from time to time have or for "cause" as defined in the Option holder's agreement with the Company (if applicable) or as otherwise determined in good faith by the Committee or the Board of Directors, the existence of which violation shall be determined by the Committee or the Board of Directors in its sole discretion (which determination by the Committee or the Board of Directors shall be conclusive), all unexercised Options of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options whose employment or service with the Corporation and Subsidiaries is so terminated shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

     13. Adjustment Provision. If prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised

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portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

     In the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

     14. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

     15. Income Tax Withholding. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the grant or exercise of any Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

     16. Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option.

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